EXHIBIT 32.1

NEW GLOBAL ENERGY, INC.}

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual  Report of New Global Energy, Inc. (the Company) on Form 10-K/A Amendment 3, for the period  ended December 31, 2013 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Perry West,  Chief  Executive  Officer and Chief  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed  original of this  written  statement  required by Section 906 has been provided  to  New Global Energy, Inc. and will be  retained  by  New Global Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: March 25, 2015	By:	/s/ Perry D. West
Perry D. West
Chief Executive Officer and Chief Financial Officer